UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2016

InoLife TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

New York

(State or Other Jurisdiction of Incorporation)

000-50863

(Commission File Number)

30-299889

(I.R.S. Employer Identification No.)

6040-A Six Forks Road, #135, Raleigh, NC 27609

(Address of Principal Executive Offices)

800-401-1996

(Issuer Telephone Number)

Copies to:

John T. Root, Jr.
P.O. Box 701
Greenbrier, Arkansas 72058
(501) 529-8567 Tel
(501) 325-1130 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

InoLife Technologies, Inc.
CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Diretors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

Item 5.07 Submission of Matters to a Vote of Security Holders	3

Item 9.01 Financial Statements and Exhibits	4

Signatures	4

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 25, 2016, a majority of the outstanding shares of the Registrant, caused multiple actions to occur. Among the actions was the termination of Officers and Directors, as set forth below and the election of new directors and appointment of new officers (each set forth below).

Lanham & Lanham, LLC - Trust, owning a majority of the voting power, hereby waives notice, as shown on the attachment, has voted his shares in acceptance of the resignation of Gary Berthold of the service as Director and officers, as applicable, of each of the following:

Gary Berthold, Sole Director;

Gary Berthold, Interim Chief Executive Officer

Further, as majority voting shareholder, Lanham & Lanham, LLC - Trust, has elected and appointed the following as directors and officers of the Registrant:

Dr. John Oda, title Director and Chief Executive Officer

Janice Gray, title Director and Interim Chief Financial Officer

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 25, 2016, under the laws of New York, BCS 615, the majority of the voting power necessary to authorize action without a meeting and approved the above actions.

(1) In excess of 51% of the voting power was present via proxy, included in this vote are the voting rights of the outstanding preferred shares, by which termination of the above individuals occurred, and election, specified above, as directors.

(2) Under the laws of New York, if the majority of the voting power waives the notice requirement, a special meeting of the shareholders can be conducted. A Waiver of Notice for the Special Meeting is attached hereto. No notice was sent due to the excess of 51% voting power approving of the waiver of notice. The Waiver of Notice is attached hereto.

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Item 1.01 Entry into a Material Definitive Agreement.

On February 1, 2016, InoLife Technologies, Inc., a New York corporation (the "Registrant" or "Company"), entered into a Definitive Merger Agreement ("Agreement") with 8687544 Canada, Inc. ("8687544"), pursuant to which the Registrant has agreed to issue 8687544 thirty million shares of common stock, after a significant reverse split of the Registrant's existing issued and outstanding shares, in consideration for 8687544's rights title and interest to a needle free injector system. Including the following rights and assets:

A.	Design, Specifications and Intellectual Properties of the Needle Free Injector System 505 (for injection of 0.5ml, both reusable and disposable), and One30 (a disposable injection of 0.3).

B.	Regulatory Approvals for the Needle Free Injector (FDA, Health Canada and European). FDA Version Number – M GBA EN FR R01 1209SFR

C.	Any and all marketing materials, presentation, clinical trials, research. Including brand name use.

D.

Any and All Global Rights and Ownership to the Needle Free Injector System and technology referred to as Injex and or its equivalent Generic IP, including but not limited to its designs, its technical know-how, and trade secrets.

The foregoing description of the Agreement does not purport to be complete and is qualified in their entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Definitive Merger Agreement by and among InoLife Technologies, Inc. and 8687544 Canada, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

InoLife Technologies, Inc.

Date: February 5, 2016	By:	/s/ Dr. John Oda
Dr. Johan Oda
Chief Executive Officer

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